Summary Prospectus Supplement April 23, 2024

Large Cap Focus Fund

ETLAX Class A Shares ETLCX Class C Shares

ETLNX Class N Shares ETLIX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2023, and should be read in conjunction with such Summary Prospectus.

Effective May 1, 2024, Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), serves as a Portfolio Manager of the Fund. Anant Goel, Portfolio Manager and Senior Research Analyst of the Adviser, and Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, continue to serve as Portfolio Managers of the Fund. Accordingly, the following revisions to the Prospectus are effective May 1, 2024:

The following information replaces the section in the Fund’s Summary Prospectus entitled “FUND SUMMARY/ Eventide Large Cap Focus Fund – Portfolio Managers”:

Portfolio Managers. Anant Goel, Portfolio Manager and Senior Research Analyst of the Adviser; Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser; and Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser serve as Portfolio Managers of the Fund. Messrs. Goel and Singer have served the Fund in this capacity since the Fund commenced operations in June 2022. Ms. Bamford has served the Fund as a Portfolio Manager since May 2024.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.